                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                                Chapter 11

CORAM HEALTHCARE CORP. and            Case No. 00-3299 (MFW)
CORAM, INC.,                          (Jointly Administered)

               Debtors. HEARING DATE: JULY 19, 2004 AT 2:00PM RESPONSE DEADLINE: JULY 12, 2004 AT 4:00PM

                 NOTICE OF SUBMISSION OF FFF ENTERPRISES, INC.'S
               "LETTER OF INTENT" TO PURCHASE ASSETS OF THE ESTATE
                      AND REQUEST FOR CONSIDERATION THEREOF

      FFF Enterprises, Inc., a California corporation ("FFF"), by and through its undersigned counsel, hereby respectfully submits its June 10, 2004 Letter of Intent ("LOI," attached hereto as Exhibit A) for the purchase of substantially all the assets of Coram Healthcare Corp. and related entities ("Coram"). The attached LOI was first brought to the Court's attention at a hearing in this matter conducted on June 24, 2004. FFF therefore wishes to submit a copy of the actual LOI described by the Trustee's counsel at said hearing for the consideration of the Court and the other parties-in-interest.

      1. FFF is a privately held, successful biopharmaceutical distributor headquartered in Temecula, California, and has been in business since 1988. FFF is also a party in interest in these proceedings.(1)

      2. The LOI (which was preceded by FFF's "Letter of Interest" dated April 2, 2004, attached hereto as Exhibit B), sets forth a PROPOSED PURCHASE PRICE OF $225 MILLION - well within the range of valuations submitted by the Trustee in connection with the recent Plan

--------------
(1) FFF is a post-petition vendor of Coram, as well as a contingent unsecured creditor, having been named in an approximate $600,000 preference claim filed by the Trustee (Adversary No.

confirmation hearings.

      3. The LOI proposes to purchase the Coram assets free and clear of liens, claims and encumbrances pursuant to 11 U.S.C. Section 363, BUT SPECIFICALLY EXCLUDES FROM ANY PURCHASE THE CROWLEY/NOTEHOLDER CAUSES OF ACTION DESCRIBED IN THE TRUSTEE'S DISCLOSURE STATEMENT. Thus, a sale to FFF in lieu of the Trustee's proposed plan would preserve these claims for the Estate and eliminate the need to value these claims as part of the confirmation process.

      4. Significantly, a sale of the Coram assets to FFF would provide for the continuing operation of the company, and the maximum retention of employees. FFF, as explained in the attached April 2, 2004 Letter of Interest, understands the Coram business. FFF's NuFACTOR, Inc. subsidiary is a home infusion pharmacy specializing in delivering products and quality customer services to people with hemophilia and other chronic diseases directly to their homes. FFF would thus be a synergistic buyer for Coram and is committed to operating Coram as a going concern.

      5. FFF has not yet received a formal response from the Trustee regarding its LOI. However, FFF believes that its offer presents a viable, attractive alternative to either of the two competing reorganization plans before the Court.

      6. FFF understands that the Court has scheduled an omnibus hearing on July 19, 2004 to address and consider, among other things, the Equity Committee's proposed Third Amended Plan of Reorganization. Should the Court have any questions regarding FFF, the LOI or any other matter, FFF will make itself available at the Court's convenience prior to or at the July 19 omnibus hearing.

-----------------
03-51478). FFF disputes the allegations in the Trustee's preference complaint.

      WHEREFORE, FFF respectfully requests that the Court consider FFF's offer in connection with the proposed plans of reorganization and require the Trustee to consider and respond to the LOI with a view toward concluding a prompt and successful sale of these assets.

Dated: June 30, 2004                     Respectfully submitted,

                                         Michael J. Sitzer
                                         RUTAN & TUCKER, LLP
                                         611 Anton Boulevard, 14th Floor
                                         Costa Mesa, California 92626-1931
                                         (714)641-5100

                                         -and-

                                         ASHBY & GEDDES

                                         /s/ Bill Bowden
                                         --------------------------------
                                         William P. Bowden (#2553)
                                         Ricardo Palacio (#3765)
                                         222 Delaware Avenue, 17th Floor
                                         P.O. Box 1150
                                         Wilmington, Delaware 19899
                                         (302) 654-1888

                                         Co-Counsel to FFF Enterprises, Inc.,
                                         Prospective Purchaser

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                           ) Chapter 11
                                 )
CORAM HEALTHCARE CORP. AND CORAM,) Case No. 00-3299 (MFW)
INC.,                            ) (Jointly Administered)
                                 )
                  Debtors.       ) HEARING DATE: JULY 19, 2004 AT 2:00 P.M.
                                 ) RESPONSE DEADLINE: JULY 12, 2004 AT 4:00 P.M.
                                 )

           NOTICE OF HEARING REGARDING FFF ENTERPRISES, INC.'S "LETTER OF INTENT" TO PURCHASE ASSETS OF THE ESTATE AND REQUEST FOR
                              CONSIDERATION THEREOF

TO: All Parties On The Attached 2002 Service List

      PLEASE TAKE NOTICE that on June 30, 2004 FFF Enterprises, Inc., ("FFF") filed its Notice of Submission of "Letter of Intent" to Purchase Assets of the Estate and Request for Consideration Thereof (the "Notice and Request").

      PLEASE TAKE FURTHER NOTICE that a hearing (the "Hearing") on the Notice and Request is scheduled to be heard on JULY 19, 2004 AT 2:00 P.M. (ET) before The Honorable Mary F. Walrath in the United States Bankruptcy Court for the District of Delaware, 824 N. Market Street, 6th Floor, Wilmington, DE 19801.

      PLEASE TAKE FURTHER NOTICE that any response to the Notice and Request must be filed on or before JULY 12, 2004 AT 4:00 P.M. (ET).

      PLEASE TAKE FURTHER NOTICE that at the same time you must also serve a copy of the response upon the undersigned counsel for FFF Enterprises, Inc., so that it is received on or before JULY 12, 2004 AT 4:00 P.M. (ET).

IF YOU FAIL TO RESPOND IN ACCORDANCE WITH THIS NOTICE, THE COURT MAY GRANT THE RELIEF DEMANDED BY THE NOTICE AND REQUEST WITHOUT FURTHER NOTICE OR HEARING.

Dated: June 30, 2004                 Michael J. Sitzer, Esquire
                                     RUTAN & TUCKER, LLP
                                     611 Anton Blvd., 14th Floor
                                     Costa Mesa, CA 92626-1931
                                     714-641-5100

                                     -and-

                                     ASHBY & GEDDES, P.A.

                                     /s/ Bill Bowden
                                     ----------------------------------
                                     William P. Bowden (#2553)
                                     Ricardo Palacio (#3765)
                                     222 Delaware Avenue
                                     P.O. Box 1150
                                     Wilmington, DE 19899
                                     (302) 654-1888

                                     Counsel to FFF Enterprises, Inc., a
                                     Prospective Purchaser

                                   EXHIBIT A

[RUTAN & TUCKER, LLP LOGO]    A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
ATTORNEYS AT LAW
                              611 ANTON BOULEVARD, FOURTEENTH FLOOR,
                              COSTA MESA, CALIFORNIA 92626-1998
                              DIRECT ALL MAIL TO: POST OFFICE BOX 1950,
                              COSTA MESA, CALIFORNIA 92628-1950
                              TELEPHONE 714-641-5100 FACSIMILE 714-546-9035
                              INTERNET ADDRESS www.rutan.com

MICHAEL F. SITZER
Direct Dial: (714) 662-4605
E-mail: msitzer@rutan.com

                                 June 10, 2004

      VIA FEDEX

      Barry E. Bressler, Esq.
      Schnader, Harrison, Segal & Lewis
      1600 Market Street, Suite 3600
      Philadelphia, PA 19103-7286

            Re:   Letter of Intent regarding bid for assets of:
                  In re Coram Healthcare Corp and Coram, Inc. ("Coram"), Case No. 00-3299 (MFW) (Chapter 11)

      Dear Mr. Bressler:

            As you know, we represent FFF Enterprises, Inc., a California corporation ("FFF"). FFF would like to express, through this Letter of Intent, its interest in purchasing from the Trustee all of the assets of Coram and any related or affiliated bankrupt or non-bankrupt entities.

            We believe an offer from FFF as described below will present a clearly superior alternative to either of the plans currently pending before the court. FFF's offer will (1) provide substantially more cash at closing for payment of administrative claims and unsecured claims (including interest thereon), with distribution of the sizeable balance to Noteholders and/or equity; (2) preserve the Crowley/Noteholder causes of action for the benefit of the estate; (3) eliminate the uncertainty and expense (including further litigation and appeals) associated with the pending plans; (4) insure a speedy distribution to creditors and the conclusion of these proceedings; and (5) allow for the continued operation of Coram by an experienced operator focused on long term continuity of the company and the retention of employees.

            An agreement by FFF or nominee ("Buyer") to purchase these assets would be structured along the following basic terms and conditions:

            1. Purchase Price: Two Hundred Twenty-Five Million Dollars ($225,000,000), all cash. Although FFF's offer is subject to a financing contingency, G.E. Capital ("G.E.C.") and Ampersand Ventures ("Ampersand") have indicated strong interest in providing debt and equity funding, respectively, for this transaction. Ampersand is a Massachusetts-based private equity firm that has over $500 million in capital under management and substantial experience investing in turnaround situations and in companies that provide biological and infusion-based

[RUTAN & TUCKER, LLP LOGO]
ATTORNEYS AT LAW

      Barry E. Bressler, Esq.
      June 10, 2004
      Page 2

      products. To evidence their interest, both G.E.C. and Ampersand are willing to provide written commitment letters upon request. A refundable deposit of $500,000 shall be provided upon execution of the Asset Purchase Agreement.

            2. Assets to be purchased: Except for the litigation claims described below, the purchase will be of all of the assets of Coram and its related entities, as a going concern, including but not limited to all real and personal property, accounts, accounts receivable, inventory, equipment, and all other tangible and intangible assets of any kind. The transfer of assets to Buyer shall be "free and clear" of all liens, claims and encumbrances, as provided in 11 U.S.C. Section 363. Buyer shall also have the opportunity to assume executory leases and other executory contracts which it deems necessary to operate the business, but will not assume any liabilities other than executory obligations under such assumed executory contracts. If the Trustee prefers, Buyer would be prepared to acquire the assets through a plan of reorganization that provides for the sale of assets under Section 363.

            3. Litigation Claims Excluded: Assets to be purchased shall not include any bankruptcy avoidance claims (such as preference claims which are being or may be litigated on behalf of the estate), nor will they include the Crowley/Noteholder causes of action described in the Trustee's Disclosure Statement. Furthermore, Buyer's acquisition of the Coram assets will not be conditioned upon a release, dismissal or other compromise of these claims. Rather, they will remain assets of the estate to be administered for the benefit of creditors.

            4. Breakup Fee/Procedures: Buyer shall be entitled to a "breakup fee" equal to three percent (3.0%) of the Purchase Price if there is a topping bid. In addition to the breakup fee, Buyer will receive an additional credit with regard to any of Buyer's bids in an amount equal to the breakup fee. The definitive terms of the purchase and sale shall be set forth in an "Asset Purchase Agreement," which will also set forth the bidding procedures, including an appropriate overbid increment and provide for an auction to be held in the event there are competing bids. The bidding procedures will be approved by the court in advance and the entire transaction will be subject to court approval.

            5. Timing: Buyer is prepared to immediately commence negotiations to enter into a definitive, binding, mutually agreed Asset Purchase Agreement. The parties shall have 45 days following the execution of this Letter of Intent within which to enter such Asset Purchase Agreement, at which point this Letter of Intent shall expire. The Asset Purchase Agreement shall contain a due diligence contingency. The due diligence period shall be not more than 60 days following approval of the bidding procedures. It is Buyer's intention to seek court approval of the bidding procedures as soon as possible and in advance of the execution of the Asset Purchase Agreement.

[RUTAN & TUCKER, LLP LOGO]
ATTORNEYS AT LAW

      Barry E. Bressler, Esq.
      June 10, 2004
      Page 3

            6. Exclusive Dealings: Following execution of the Letter of Intent, and so long as this letter or the Asset Purchase Agreement is in effect, Seller shall not market the Coram assets, negotiate with other prospective buyers or enter into any other letters of intent or "backup agreement" with respect to these assets.

            7. Miscellaneous: Although this letter sets forth the basic terms and conditions upon which the parties expect to reach agreement with respect to the purchase and sale of the Coram assets, the parties also recognize that before the transactions contemplated hereby can be consummated, many essential matters will still need to be negotiated, agreed to and incorporated into the binding, definitive Asset Purchase Agreement. Therefore, except for the provisions of paragraph 6, above, the terms and conditions of this letter shall be non-binding on the parties hereto and until such time as the parties hereto have entered into such Asset Purchase Agreement in accordance with this letter neither party shall be obligated to proceed with or otherwise be bound by the transactions contemplated hereby.

            If this Letter of Intent is acceptable, please execute a copy of it in the space provided and return it to us immediately. We look forward to the opportunity to negotiate and enter into a definitive Asset Purchase Agreement with the Trustee along the lines set forth above. We will require a response to this letter no later than Thursday, June 17, 2004.

                                        Very truly yours,

                                        RUTAN & TUCKER, LLP

                                        /s/ Michael F. Sitzer
                                        ------------------------
                                        Michael F. Sitzer

      MFS:ds
      cc:   Client

      Agreed:

      ______________________________________      Dated:________________, 2004.
      By: Arlin M. Adams, Chapter 11 Trustee
      of Coram Healthcare Corporation and Coram,
      Inc.

                                    EXHIBIT B

[RUTAN & TUCKER,     611 ANTON BOULEVARD, FOURTEENTH FLOOR        ORANGE COUNTY
LLP LOGO]            COSTA MESA, CALIFORNIA 92626-1931
ATTORNEYS AT LAW     DIRECT ALL MAIL TO: POST OFFICE BOX 1950     SILICON VALLEY
                     COSTA MESA, CALIFORNIA 92628-1950            (408) 289-8777
                     TELEPHONE 714-641-5100 FACSIMILE 714-546-9035
                     INTERNET ADDRESS www.rutan.com      A PARTNERSHIP INCLUDING
                                                       PROFESSIONAL CORPORATIONS

MICHAEL F. SITZER
Direct Dial:(714)662-4605
E-mail: msitzer@rutan.com           April 2, 2004

      VIA FEDEX

      Barry E. Bressler, Esq.
      Schnader, Harrison, Segal & Lewis
      1600 Market Street, Suite 3600
      Philadelphia, PA 19103-7286

            Re:   "Letter of Interest" regarding possible bid for assets of:
                  In re Coram Healthcare Corp and Coram, Inc. ("Coram"), Case No. 00-3299 (MFW) (Chapter 11)

      Dear Mr. Bressler:

            As you know from our telephone conversations and my recent inquiries, I represent FFF Enterprises, Inc., a California corporation, which is headquartered in Temecula, California ("FFF"). FFF is a privately held and highly successful biopharmaceutical company which has been in business since 1988. FFF understands the Coram business and would be a synergistic buyer for Coram. Like Coram, FFF's NuFACTOR, Inc. subsidiary is a home infusion pharmacy specializing in delivering products and quality customer services to people with hemophilia and other chronic disorders directly to their homes. I believe that you and your client, the Chapter 11 Trustee, have already received information regarding FFF and NuFACTOR. Additional information is available through the FFF and NuFACTOR Web sites, at http://www.fffenterprises.com. and http://www.nufactor.com.

            The purpose of this letter is to formally express to you, and to the Chapter 11 Trustee, FFF's sincere interest in making a possible bid to acquire the Coram assets, as a going concern, free and clear out of the bankruptcy proceedings. While FFF is still in the early stages of its investigation with respect to Coram, FFF has consulted with its investment bankers and believes that its further due diligence will lead to an offer generally in line with the range of valuations referenced in the Trustee's disclosure statements and/or in the various appraisals which you indicated the Trustee has offered into evidence in connection with the pending reorganization trial.

            After having reviewed and analyzed the two competing reorganization plans, and after having gained an understanding of the procedural status of these bankruptcy proceedings to date (and the relative uncertainty facing creditors and claimants expecting payment under these plans)

[RUTAN & TUCKER, LLP LOGO]
ATTORNEY AT LAW

      Barry E. Bressler, Esq.
      April 2, 2004
      Page 2

      we believe that FFF can offer an extremely viable and attractive alternative which the Trustee, the creditors and the court may well find to be in the best interest of the estate and its creditors.

            Accordingly, we wish to promptly and actively commence negotiations with you and the Trustee and to conduct further investigations into the assets of Coram, with a view toward making an offer to the Trustee in the very near future. In this regard, prior to investing substantial additional time in the preparation of such an offer, we would need to know what you would do upon receipt of an offer from FFF in line with the range of valuations in the Trustee's disclosure statements and/or the appraisals, and what you would foresee as the procedures and timing in obtaining a response to any such offer.

            Additionally, as stated above, we have learned that several appraisers have been called by the Trustee to testify as to the value of the Coram assets in connection with the pending trial. We assume that exhibits, such as written appraisals, have been submitted and marked as exhibits in connection with such testimony and thus we request that you send us copies of such written appraisals at your first opportunity. These will greatly assist us in our review and will expedite our ability to formulate and submit a formal offer. Of course, we will gladly advance the cost of any copying charges or other charges that may be incurred in sending us these appraisals.

            FFF believes that it can and will be in a position to offer an alternative which the Trustee, the court and the creditors will find superior, as well as more expedient and certain, than either of the alternatives currently being litigated.

            Accordingly, we look forward to your prompt response to this letter, to the receipt of the above-requested appraisals, and to the opportunity to conduct further investigation and negotiations with the Trustee regarding a purchase of the Coram assets.

                                Very truly yours,

                                RUTAN & TUCKER, LLP

                                /s/ Michael F. Sitzer
                                ---------------------
                                    Michael F. Sitzer

      MFS:ds
      cc:   FFF Enterprises, Inc. (Patrick M. Schmidt)

[RUTAN & TUCKER,   611 ANTON BOULEVARD, FOURTEENTH FLOOR          ORANGE COUNTY
LLP LOGO]          COSTA MESA, CALIFORNIA 92626-1931
ATTORNEYS AT LAW   DIRECT ALL MAIL TO: POST OFFICE BOX 1950       SILICON VALLEY
                   COSTA MESA, CALIFORNIA 92628-1950              (408) 289-8777
                   TELEPHONE 714-641-5100 FACSIMILE 714-546-9035
                   INTERNET ADDRESS www.rutan.com        A PARTNERSHIP INCLUDING
                                                       PROFESSIONAL CORPORATIONS

MICHAEL F.SITZER
Direct Dial:(714)662-4605
E-mail:msitzer@rutan.com            April 15, 2004

      VIA FACSIMILE

      Barry E. Bressler, Esq.
      Schnader, Harrison, Segal & Lewis
      1600 Market Street, Suite 3600
      Philadelphia, PA 19103-7286

             Re:   "Letter of Interest" regarding possible bid for assets of:
                   In re Coram Healthcare Corp and Coram, Inc. ("Coram"), Case No. 00-3299 (MFW)(Chapter 11)

      Dear Mr. Bressler:

            This is a follow up to our recent telephone conversations, including yesterday's conversation, regarding the above. We are presently anticipating receipt from you of any appraisals submitted by the trustee and which are of public record in connection with the pending confirmation proceedings. If there are additional appraisals which are not public record, as to which you will request a confidentiality agreement, we would ask that you divide the appraisals into two groups, and send us the public record appraisals immediately. We will then be happy to deal separately with a confidentiality agreement for any appraisals which are not public record.

            If you could send me copies of all public records appraisals by the end of this week it would be greatly appreciated. My client remains very interested in reviewing these materials and, hopefully, presenting an attractive bid for the Coram assets.

            Thank you for your anticipated assistance and cooperation.

                                Very truly yours,

                                RUTAN & TUCKER, LLP

                                /s/ Michael F. Sitzer
                                ---------------------
                                    Michael F. Sitzer

      MFS:ds
      cc:  FFF Enterprises, Inc. (Patrick M. Schmidt)